19. Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
19. Restrictions on Cash and Due From Banks

Due to a change in FRBB policies, the Company is no longer required to maintain reserve balances in cash at the FRBB beginning in 2012. At December 31, 2011, the reserve requirement was $0.

In the ordinary course of business the Company may, from time to time, maintain amounts due from correspondent banks that exceed federally insured limits. However, no losses have occurred in these accounts and the Company believes it is not exposed to any significant risk with respect to such accounts. The Company was required to maintain contracted balances with other correspondent banks of $462,500 at December 31, 2012 and 2011. Of the $462,500 balance, $262,500 was a separate agreed upon “impressed” balance to avoid monthly charges on the Company’s current federal funds liquidity line.